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                                                                   Exhibit 99(b)
                        KEYCORP STUDENT LOAN TRUST 1999-B
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  February 25, 2000

(i)     Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                  $22,852,977.92
                  --------------------
                (  $ 0.0000816      08,6per $1,000 original principal amount of the Notes)
                  --------------------
(ii)    Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                       $0.00
                  --------------------
                (  $       -           , per $1,000 original principal amount of the Notes)
                  --------------------
(iii)   Amount of principal being paid or distributed in respect of the Class M Notes:
                       $0.00
                  --------------------
                (  $       -           , per $1,000 original principal amount of the Notes)
                  --------------------
(iv)    Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                  $7,082,852.78
                  --------------------
                (  $ 0.0000253        , per $1,000 original principal amount of the Notes)
                  --------------------
(v)     Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                  $16,195,355.90
                  --------------------
                (  $ 0.0000259        , per $1,000 original principal amount of the Notes)
                  --------------------
(vi)    Amount of interest being paid or distributed in respect of the Class M Notes:
                  $810,677.08
                  --------------------
                (  $ 0.0000270        , per $1,000 original principal amount of the Notes)
                  --------------------
(vii)   Amount of Noteholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
        (1)  Distributed to Class A-1 Noteholders:
                         $0.00
                  --------------------
                (  $         -         ,  per $1,000 original principal amount of the Notes)
                  --------------------
        (2)  Distributed to Class A-2 Noteholders:
                         $0.00
                  --------------------
                (  $         -         , per $1,000 original principal amount of the Notes)
                  --------------------
        (3)  Distributed to Class M Noteholders:
                         $0.00
                  --------------------
                (  $         -         , per $1,000 original principal amount of the Notes)
                  --------------------
        (4)  Balance on Class A-1 Notes:
                          $0.00
                  --------------------
                (  $         -         , per $1,000 original principal amount of the Notes)
                  --------------------
        (5)  Balance on Class A-2 Notes:
                          $0.00
                  --------------------
                (  $         -         , per $1,000 original principal amount of the Notes)
                  --------------------
        (6)  Balance on Class M Notes:
                          $0.00
                  --------------------
                (  $          -                , per $1,000 original principal amount of the Notes)
                  --------------------
(viii)  Payments made under the Cap Agreement on such date:           Not Applicable
                                                               --------------------------------
                ( $0.00               with respect to the Class A-1 Notes,
                  --------------------
                ( $0.00               with respect to the Class A-2 Notes,
                  --------------------
                ( $0.00               with respect to the Class M Notes,
                  --------------------
(ix)    Pool Balance at end of related Collection Period:           $911,291,259.00
                                                                    ---------------------------

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
(x)     After giving effect to distributions on this Distribution Date:
        (a)  (1)  Outstanding principal amount of Class A-1 Notes:       $257,147,022.08
                                                                         ---------------------------
             (2)  Class A-1 Note Pool Factor:               0.91838222
                                                     --------------------
        (b)  (1)  Outstanding principal amount of Class A-2 Notes:       $625,000,000.00
                                                                         ---------------------------
             (2)  Class A-2 Note Pool Factor:               1.00000000
                                                     --------------------
        (c)  (1)  Outstanding principal amount of Class M Notes:         $30,000,000.00
                                                                         ---------------------------
             (2)  Class M Note Pool Factor:                 1.00000000
                                                     --------------------
        (d)  (1)  Outstanding principal amount of Certificates:          $65,000,000.00
                                                                         ---------------------------
             (2)  Certificate Pool Factor:                  1.00000000
                                                     --------------------
(xi)    Note Interest Rate for the Notes:
        (a)  In general
             (1)  Three-Month Libor was
                  5.5087500%     for the period from the Closing Date to but excluding 11/26/99 and
                  ---------------
                  6.1012500%     for the period from and including 11/26/99 to but excluding 02/25/2000 and
                  ---------------
             (2)  The Student Loan Rate was:         Not Applicable      (1)
                                                     --------------------
        (b)  Note Interest Rate for the Class A-1 Notes:       6.1530574%     (Based on 3-Month LIBOR)
                                                               ---------------
        (c)  Note Interest Rate for the Class A-2 Notes:       6.3030574%     (Based on 3-Month LIBOR)
                                                               ---------------
        (d)  Note Interest Rate for the Class M Notes:         6.5730574%     (Based on 3-Month LIBOR)
                                                               ---------------
(xii)   (a)  Amount of Master Servicing Fee for  related Collection Period:        $1,834,579.68
                                                                                   ----------------------
                   $ 0.000006552      , per $1,000 original principal amount of the Class A-1 Notes.
                  --------------------
                   $ 0.000002935      , per $1,000 original principal amount of the Class A-2 Notes.
                  --------------------
                   $ 0.000061153      , per $1,000 original principal amount of the Class M Notes.
                  --------------------
(xiii)       Amount of Administration Fee for related Collection Period:           $3,000.00
                                                                                   ----------------------
                   $ 0.000000011      , per $1,000 original principal amount of the Class A-1 Notes.
                  --------------------
                   $ 0.000000005      , per $1,000 original principal amount of the Class A-2 Notes.
                  --------------------
                   $ 0.000000100      , per $1,000 original principal amount of the Class M Notes.
                  --------------------
(xiv)   (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:     $680,220.67
                                                                                               --------------------
        (b)  Delinquent Contracts                      # Disb.        %           $ Amount             %
                                                       -------        -           --------             -
             30-60 Days Delinquent                       4,387      7.98%       $ 39,702,447         9.31%
             61-90 Days Delinquent                       1,020      1.85%       $  9,319,248         2.18%
             91-120 Days Delinquent                        305      0.55%       $  2,528,373         0.59%
             More than 120 Days Delinquent                 437      0.79%       $  3,706,003         0.87%
             Claims Filed Awaiting Payment                  29      0.05%       $    383,149         0.09%
                                                     ----------  ----------     --------------     ----------
                TOTAL                                    6,178     11.23%       $ 55,639,220        13.04%

(xv)    Amount in the Prefunding Account:       $48,186,492.59
                                                --------------------
(xvi)   Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
             Subsequent Pool Student Loans:          0.00
                                                  ----------

     (1)This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.


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